Exhibit 99.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Video City, Inc. (the “Company”) on Form 10-QSB for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy L. Ford, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Timothy L. Ford

Timothy L. Ford

Chief Executive Officer

DATED: June 23, 2003

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Video City, Inc. (the “Company”) on Form 10-QSB for the period ended April 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Rudolph R. Patino, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/S/ Rudolph R. Patino

Rudolph R. Patino

Chief Financial Officer

DATED: June 23, 2003